UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Oxford Lane Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OXFORD LANE CAPITAL CORP. PO Box 43131 Providence, RI 02940 - 3131 https:// www.proxy - direct.com/oxf - 34710 XXX XXXX XXXX XXX XXXX XXXX SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 8 Sound Shore Drive, Suite 255 Second Floor Conference Room, Greenwich, CT 06830 on October 24, 2025, at 8:30 a.m. (Eastern Time). Important Notice Regarding the Availability of Proxy Materials for the Oxford Lane Capital Corp. Annual Meeting of Stockholders to Be Held on October 24, 2025. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials fo r the annual stockholders’ meeting are available on the Internet . Follow the instructions below to view the proxy materials and vote online or request a copy . The items to be voted on at the annual meeting are on the reverse side . Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail . We encourage you to access and review all the important information contained in the proxy materials before voting . The proxy materials include the Proxy Statement, Notice of 2025 Annual Meeting of Stockholders, the accompanying Annual Report on Form N - CSR for the fiscal year ended March 31 , 2025 and the form of proxy card . To view your proxy materials, go to the website and enter your login details below . Easy Online Access – View your proxy materials and vote. Step 1: Go to https:// www.proxy - direct.com/oxf - 34710 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper or e - mail copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than October 14, 2025, to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or e - mail copy.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S DIRECTOR NOMINEES LISTED. The following matters will be considered at the Meeting: 1a. To vote on the election of one director of the Company to be elected by the holders of the Company’s outstanding common stock , par value $0.01 per share, and outstanding preferred stock, par value $0.01 per share (“Preferred Stock”), voting together as a s ingle class, with such director to serve for a term of three years, or until his successor is duly elected and qualified. 01. Jonathan H. Cohen 1b. To vote on the election of one director of the Company to be elected by the holders of the Company’s outstanding Preferred Stock, voting as a single class, with such director to serve for a term of three years, or until his successor is duly elected and qualified. 01. Mark J. Ashenfelter 2. To transact such other business as may properly come before the Annual Meeting. If you wish to attend the Annual Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Annual Meeting. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS OF THE PROXY MATERIALS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14 - DIGIT CONTROL NUMBER AND 8 - DIGIT SECURITY CODE WHEN MAKING A REQUEST. OXF_34710_NA_090325 TELEPHONE REQUESTS CALL 1 - 877 - 816 - 5331(toll free) E - MAIL REQUESTS AT: proxymaterials@computershare.com